UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2023

P10, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40937	87-2908160
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4514 Cole Avenue, Suite 1600, Dallas, Texas	75205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 865-7998

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.001 per share	PX	New York Stock Exchange LLC
Series A Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders of P10, Inc. (the “Company”) on June 16, 2023 (the “Annual Meeting”). As of the close of business on April 20, 2023, the record date for the Annual Meeting, there were 43,143,972 shares of Class A Common Stock and 72,823,009 shares of Class B Common Stock (together with Class A Common Stock, the “Common Stock”) outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one (1) vote per share, and each share of Class B Common Stock is entitled to ten (10) votes per share. Holders of shares of our Common Stock representing a total of 692,337,108 votes were represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting. At the Annual Meeting, the Company’s stockholders:

(a)	Elected two Class II Directors to serve on the Company’s board of directors until the 2026 annual meeting of stockholders and until their successors are duly elected and qualified (Proposal 1); and

(b)

Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023 (Proposal 2).

For additional information on these proposals, please see the Proxy Statement. The voting results for each of these proposals are set forth below (giving effect to 10 votes per share of Class B Common Stock):

Proposal 1 – Election of Class II Directors

Nominee	Votes For	Withholds	Broker Non-Votes
David M. McCoy	629,364,957	54,806,683	8,165,468
Robert B. Stewart, Jr.	662,215,465	21,956,175	8,165,468

Proposal 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2023

Votes For	Votes Against	Abstentions	Broker Non-Votes
692,140,059	161,189	35,860	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P10, INC.

Dated: June 20, 2023	By:	/s/ Amanda Coussens
Name: Amanda Coussens
Title: Chief Financial Officer